Exhibit 99.8

                          SECOND SUPPLEMENTAL INDENTURE

      THIS SECOND SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of April 1, 2003, among Trenwick America Corporation, a Delaware corporation (as successor to Trenwick Group Inc., the "Company") and Bank One Trust Company, NA, a national banking association (as successor in interest to The First National Bank of Chicago, the "Trustee").

                              W I T N E S S E T H :

      WHEREAS, the Company and the Trustee are party to that certain Indenture, dated as of March 27, 1998 (as amended, supplemented or otherwise modified by the First Supplemental Indenture, dated as of September 27, 2000, among the Company and the Trustee, the "Indenture"), pursuant to which the Company issued and sold those certain $75 million aggregate principal amount (the "Principal Amount") of 6.70% Senior Notes due April 1, 2003 (the "Senior Notes");

      WHEREAS, the Company desires, and, pursuant to Section 9.02(b) of the Indenture, the beneficial and/or record holders of 100% of the outstanding Principal Amount of Senior Notes have consented, to extend the Stated Maturity from April 1, 2003 to August 1, 2003 and to take the other actions provided for herein;

      WHEREAS, the Company has requested that the Trustee to join with it in the execution and delivery of this Second Supplemental Indenture for the purpose described hereinabove; and

      WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company and the Trustee and a valid supplement to the Indenture have been done;

            NOW, THEREFORE, for and in consideration of the premises, it is hereby agreed as follows:

            1. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Indenture.

            2. Amendments:

      (a) Section 1.01 of the Indenture is hereby amended by deleting the definition of "Stated Maturity" in its entirety and replacing it with the following:

            "Stated Maturity" shall mean August 1, 2003.

      (b) Section 2.06(a) of the Indenture is hereby deleted in its entirety and the following inserted in lieu thereof:

            (a) Each Note will bear interest at the rate of 6.70% per annum (the "Coupon Rate") from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance, until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, compounded semi-annually, payable semi-annually in arrears on April 1 and October 1 of each year (each, an "Interest Payment Date") commencing on October 1, 1998, to the Person in whose name such Note is registered on the books of the Company at the close of business on the Regular Record Date for such interest installment. In addition, the Company shall pay, and there shall be due, on the Stated Maturity all interest on the Notes accrued and unpaid as of the Stated Maturity.

      (c) The form of Note attached to the Indenture as Exhibit A is amended by
      (I) substituting "August 1, 2003: for "April 1, 2003" in the title of such Note and (II) deleting the first sentence of the first paragraph thereof (other than any legends) and substituting the following in lieu thereof:

            Trenwick Group, Inc., a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of
            ______________________ U.S. dollars ($_______) on August 1, 2003
            (the "Stated Maturity") and to pay interest (I) on the outstanding principal amount hereof from March 27, 1998, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, (x) semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 1998 and (y) at the Stated Maturity, (II) semi-annually in arrears on each Interest Payment Date on any overdue principal, and (III) (without duplication and to the extent that payment of such interest is enforceable under applicable law) semi-annually in arrears on each Interest Payment Date on any overdue installment of interest, at the rate of 6.70% per annum until the principal hereof shall have become due and payable.

      (d) Section 5.01(d) of the Indenture is amended by deleting therefrom the phrase

                  "and (C) without such Indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 30 days after notice to the Company by the Trustee as specified below"

            3. The Notes outstanding on the date hereof are hereby, without any further action required on the part of any other Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit A to the Indenture, as amended by this Supplemental Indenture (except that the principal amount and the payee of each outstanding Note shall remain unchanged). Any Note issued on or after the date hereof shall be in the form of Exhibit A to the Indenture as so amended.

            4. Any Event of Default that may arise under the Indenture as a result of the failure by the Company to make payment of principal when due and payable on April 1, 2003 is hereby waived.

            5. This Supplemental Indenture is limited to its express terms and shall not constitute or be construed as an amendment, modification, acceptance or waiver of any other provision of the Indenture.

            6. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.

            7. This Supplemental Indenture may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Supplemental Indenture by facsimile shall be effective as delivery of a manually executed counterpart.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

            IN WITNESS WHEREOF, the undersigned have caused this Second Supplemental Indenture to be duly executed and delivered as of the date first above written.

                                              TRENWICK AMERICA CORPORATION

                                              By: /s/ David M. Finkelstein
                                                  -----------------------------
                                              Name: David M. Finkelstein
                                              Title: Vice President & Treasurer


                                              BANK ONE TRUST COMPANY, NA,
                                              as Trustee

                                              By: /s/ Mary R. Fonti
                                                  -----------------------------
                                                  Name: Mary R. Fonti
                                                  Title: Vice President

THE FOREGOING SECOND SUPPLEMENTAL INDENTURE IS HEREBY CONSENTED TO, EFFECTIVE APRIL 1, 2003, BY:

J.C. WATERFALL,                                BENEFICIAL AND/OR
in his individual capacity                     RECORD HOLDER OF
                                               $3,000,000 OF SENIOR
                                               NOTES
/s/ J C Waterfall
--------------------------------


ARCH APLIN,                                    BENEFICIAL AND/OR
in his individual capacity                     RECORD HOLDER OF
                                               $1,000,000 OF SENIOR
                                               NOTES
/s/ Arch Aplin
--------------------------------


THE RAPTOR GLOBAL PORTFOLIO LTD.               BENEFICIAL AND/OR
                                               RECORD HOLDER OF
                                               $5,166,000 OF SENIOR
By: /s/ William T. Flaherty                    NOTES
   -----------------------------
Name: William T. Flaherty
Title: Managing Director

THE TUDOR BVI GLOBAL PORTFOLIO LTD.            BENEFICIAL AND/OR
                                               RECORD HOLDER OF
                                               $847,000 OF SENIOR
By: /s/ William T. Flaherty                    NOTES
   --------------------------------
Name:  William T. Flaherty
Title: Managing Director


THE ALTAR ROCK FUND L.P.                       BENEFICIAL AND/OR
                                               RECORD HOLDER OF
                                               $29,000 OF SENIOR
By: /s/ William T. Flaherty                    NOTES
   --------------------------------
Name:  William T. Flaherty
Title: Managing Director


TUDOR PROPRIETARY TRADING, L.L.C.              BENEFICIAL AND/OR
                                               RECORD HOLDER OF
                                               $458,000 OF SENIOR
By: /s/ William T. Flaherty                    NOTES
   --------------------------------
Name:  William T. Flaherty
Title: Managing Director


TEJAS SECURITIES GROUP, INC.                   BENEFICIAL AND/OR
                                               RECORD HOLDER OF
                                               $6,500,000 OF SENIOR
By: /s/  Morris D. Weiss                       NOTES
    -------------------------------
    Name:  Morris D. Weiss
    Title: Managing Director,
           Investment Strategies


LOEB PARTNERS CORPORATION                      BENEFICIAL AND/OR
(for itself and for accounts over which        RECORD HOLDER OF
it has management discretion)                  $3,000,000 OF SENIOR
                                               NOTES

By: /s/ Gideon J. King
    -------------------------------
    Name:  Gideon J. King
    Title: Executive Vice President

MBIA INSURANCE CORPORATION                     BENEFICIAL HOLDER
                                               OF $55,000,000
                                               OF SENIOR NOTES
By: /s/ Richard Weill
    -------------------------------
    Name:  Richard Weill
    Title: Vice Chairman